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                                                                    EXHIBIT 23.9

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the use of our reports included herein and to the references to our firm under the heading "Experts" in the Registration Statement.


                         /s/ Anderson and Company


June 14, 1999

Anderson and Company
Emmetsburg, Iowa